Exhibit 99.1

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. AKEBIA THERAPEUTICS, INC. 245 FIRST STREET ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS CAMBRIDGE, MA 02142 If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet 1 Investor Address Line 1 and, when prompted, indicate that you agree to receive or access proxy materials Investor Address Line 2 electronically in future years. Investor Address Line 3 1 1 OF Investor Address Line 4 VOTE BY PHONE - 1-800-690-6903 Investor Address Line 5 Use any touch-tone telephone to transmit your voting instructions up until 11:59 John Sample P.M. Eastern Time the day before the meeting date. Have your proxy card in hand 1234 ANYWHERE STREET 2 when you call and then follow the instructions. ANY CITY, ON A1A 1A1 VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. CONTROL # ’ NAME THE COMPANY NAME INC. - COMMON SHARES 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 PAGE 1 OF 2 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: x KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY 0 2 The Board of Directors recommends you vote FOR 0000000000 proposals 1 and 2. For Against Abstain 1 The Share Issuance Proposal: To approve the issuance of shares of common stock, par value $0.00001 per share 0 0 0 of Akebia Therapeutics, Inc. in connection with the merger of Alpha Therapeutics Merger Sub, Inc. ("Merger Sub"), a wholly owned subsidiary of Akebia Therapeutics, Inc. ("Akebia"), with and into Keryx Biopharmaceuticals, Inc. ("Keryx"), as described in the Agreement and Plan of Merger, dated as of June 28, 2018, as amended on October 1, 2018, among Akebia, Keryx and Merger Sub. 2 The Adjournment Proposal: To approve adjournments of the special meeting of stockholders from time to time, if 0 0 0 necessary or appropriate, including to solicit additional proxies in favor of the Share Issuance Proposal if there are insufficient votes at the time of such adjournment to approve such proposal. NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR proposal 1 and FOR proposal 2. If any other matters properly come before the meeting or any adjournment or postponement thereof, the person(s) named in this proxy will vote in their discretion in accordance with applicable law or rule. Investor Address Line 1 Investor Address Line 2 R1.0.1.17 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 1 Please sign exactly as your name(s) appear(s) hereon. When signing as _ John Sample attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must 1234 ANYWHERE STREET sign. If a corporation or partnership, please sign in full corporate or ANY CITY, ON A1A 1A1 partnership name by authorized officer. 0000390466 SHARES CUSIP # JOB # SEQUENCE # Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Preliminary Proxy Card - Subject to Completion

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is available at www.proxyvote.com AKEBIA THERAPEUTICS, INC. Special Meeting of Stockholders December 11, 2018 11AM ET This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Nicole R. Hadas and Jason A. Amello, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of AKEBIA THERAPEUTICS, INC., that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 11 AM ET on December 11, 2018, at the offices of Latham & Watkins LLP, 200 Clarendon Street, Boston, MA 02116, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS NUMBERED 1 AND 2. Continued and to be signed on reverse side 0000390466_2 R1.0.1.17

Preliminary Proxy Card - Subject to Completion